UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2009

JB CLOTHING CORPORATION
(Exact Name of Company as Specified in Charter)

Nevada	333-154989	26-3431263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 203
La Mesa California, 91941
(Address of Principal Executive Offices, Zip Code)

619 702 1404
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Form 8-K that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties.  JB Clothing Corporation urges you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect JB Clothing Corporation’s current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting JB Clothing Corporation and/or Entest Biomedical Inc.’s  operations, market growth, services, products and licenses.  No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks JB Clothing Corporation and/or Entest Biomedical, Inc face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events.

All forward-looking statements made in connection with this Form 8-K are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 10, 2009  JB Clothing Corporation (the”Company”) acquired  Entest Biomedical, Inc. (“Entest”) a California corporation , from Bio Matrix Scientific Group, Inc. (“BMSN”) a Delaware corporation,  for consideration consisting of (a) the issuance to BMSN of 10,000,000 newly issued common shares of the Company and (b) the return by Mr. Rick Plote of  10,000,000 shares of the Company’s  common stock previously issued to him to the Company for cancellation. With the return of ten million shares of the Company’s  common stock held by Mr. Plote, BMSN has  become the Company’s  largest single stockholder owning 71% of the share capital of the Company and Entest has become a wholly owned subsidiary of the Company. The  agreement entered into by and between BMSN and the Company  for the acquisition of Entest has been filed with the US Securities and Exchange Commission as Exhibit 10.01 of that Form 8-K  dated June 22, 2009 filed by the Company with the United States Securities and Exchange Commission and is incorporated herein by reference. The agreement entered into by and between Rick Plote  for the cancellation of his 10,000,000 shares of the Company’s common stock has been filed with the US Securities and Exchange Commission as Exhibit 10.02 of that Form 8-K  dated June 22, 2009 filed by the Company with the United States Securities and Exchange Commission and is incorporated herein by reference.

GENERAL DEVELOPMENT OF BUSINESS OF ENTEST.

Entest was incorporated in the State of California on August 22 , 2008. Entest was  previously a wholly owned subsidiary of BMSN, a corporation engaged primarily in the processing and banking of stem cells. On July 10, 2009  1500 common shares of Entest representing  100% of the share capital of Entest was purchased by the Company. Entest has never been the subject of any bankruptcy, receivership or similar proceeding.

Entest intends to develop and commercialize therapies , medical devices and medical testing procedures. The current strategy of Entest is to (a) license intellectual property (“IP”) for development and commercialization by Entest and  (b) fund the development of internally developed IP through obtaining of grants from governmental and other entities.  While Entest believes that it will  secure such grants, no assurances may be given that such grants will be obtained by Entest. The Company also anticipates  funding its financial needs through sale of securities. (No plan of terms, offers or candidates have yet been established and there can be no assurance that  funds will be raised on terms favorable to the Company or at all.)

On October 23, 2008 The Regents of the University of California (“Regents”)  and  Entest  executed an  Exclusive License Agreement (“ELA”) .

Pursuant to the ELA and subject to the limitations set forth in the ELA, The Regents  granted to Entest an exclusive license (the "License") under The Regents’ interest in Provisional Patent Application No. 61/030,316 entitled “SCREENING TEST FOR GESTATIONAL DIABETES MELLITUS” filed 02/21/2008 (UCLA Case No. 2007-523-1) (“Regents Patent Rights”) in jurisdictions where Regents' Patent Rights exist, to make, have made, use, sell, offer for sale and import Licensed Products (as “Licensed Products” is defined in the ELA) and to practice Licensed Methods (as “Licensed Methods” is defined in the ELA) in all fields of use to the extent permitted by law.

"Licensed Product", as defined in the ELA,  means any article, composition, apparatus, substance, chemical, or any other material covered by Regents' Patent Rights or whose manufacture, use or sale would, absent the license granted under the ELA, constitute an infringement, inducement of infringement, or contributory infringement, of any claim within Regents' Patent Rights, or any service, article, composition, apparatus, chemical, substance, or any other material made, used, or sold by or utilizing or practicing a Licensed Method.

"Licensed Method", as defined in the ELA, means any process, service, or method which is covered by Regents' Patent Rights or whose use or practice would, absent the license granted under the ELA, constitute an infringement, inducement of infringement, or contributory infringement, of any claim within Regents' Patent Rights.

Pursuant to the ELA, Entest shall be obligated to pay to The Regents for sales by Entest and sublicensees :

(i) an earned royalty of Six percent (6%) of Net Sales of Licensed Products or Licensed Methods.

(ii) a minimum annual royalty of Fifty thousand dollars ($50,000) for the life of Regents' Patent Rights, beginning one year after the first commercial sale of Licensed Product.  The minimum annual royalty will be credited against the earned royalty due and owing for the calendar year in which the minimum payment was made.

(iii) pay to The Regents a license maintenance fee of Five thousand dollars ($5,000) beginning on the one-year anniversary date of the effective date of the ELA and continuing annually on each anniversary date of the Effective Date.  The maintenance fee will not be due and payable on any anniversary date of the effective date if on that date Licensee is commercially selling a Licensed Product and paying an earned royalty to The Regents on the sales of that Licensed Product.

Pursuant to the ELA, Entest is also obligated to:

(a) diligently proceed with the development, manufacture and sale ("Commercialization") of Licensed Products and must earnestly and diligently endeavor to market them within a reasonable time after execution of the ELA and in quantities sufficient to meet the market demands for them.

(b) endeavor to obtain all necessary governmental approvals for the Commercialization of Licensed Products.

Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of the ELA, the ELA remains in effect for the life of the last-to-expire patent or last to be abandoned patent application in Regents' Patent Rights, whichever is later.

On June 15, 2009 Entest entered into an agreement (“Agreement”) with BMSN whereby BMSN will make available the services of Dr. Brian Koos. Pursuant to this Agreement Dr. Koos will:

(i)     Advise Entest in determining specific studies and time-lines that are needed

(a) to establish the clinical usefulness of a Screening Test for Gestational Diabetes licensed by Entest from the Regents of the University of California  (the "Screening Test") and

(b) to create a new rapid analysis method for screening large populations (collectively, the "Technology").

(ii)     Advise Entest in:

(a) the design and completion of the specific studies that demonstrate the clinical usefulness of the Screening Test and

(b) establishing and validating a new method for rapid screening of large populations.

The Term of the Agreement is 5 years. Entest is obligated to compensate BMSN in the amount of $10,000 pursuant to this Agreement

Dr. Brian Koos is currently a professor of Obstetrics and Gynecology at the David Geffen School of Medicine at UCLA and also serves on Entest’s Scientific Advisory Board.

In May 2009, Entest submitted a Project Summary Report to the U.S. Army Medical Research and Material Command (USAMRMC) for consideration of funding to study the therapeutic potential of Adipose Derived Stem Cells harvested from liposuction for treating Traumatic Brain Injury. As of June 24, 2009, Entest is awaiting a response from USAMRMC.

Principal Products and Services

Entest intends to develop and commercialize therapies , medical devices and medical testing procedures. The current strategy of Entest is to (a) license intellectual property (“IP”) for development and commercialization by Entest and (b) fund the development of internally developed IP through obtaining of grants from governmental and other entities. While Entest is confident in its ability to secure such grants, an assurances may be given that such grants will be obtained by Entest. While Entest believes that it will  secure such grants, no assurances may be given that such grants will be obtained by Entest. The Company also anticipates  funding its financial needs through sale of equity and/or debt securities. (No plan of terms, offers or candidates have yet been established and there can be no assurance that funds will be raised on terms favorable to the Company or at all.)

Distribution methods of the products or services

It is anticipated that Entest will enter into licensing and/or sublicensing agreements with outside entities in order that Entest may obtain royalty income on the products and services which it may develop and commercialize.

Competitive business conditions and Entest's competitive position in the industry and methods of competition;

Entest is recently formed and has yet to achieve  revenues or profits  The industries in which Entest  intends to compete are highly competitive and characterized by rapid technological advancement. Many of Entest’s  competitors have greater resources than Entest does. Entest intends to be competitive by utilizing the services and advice of individuals that Entest believes have expertise in their field in order that Entest can concentrate its resources on projects  in which products and services in which Entest has the greatest potential to secure a competitive advantage  may be developed and commercialized .

To that effect, Entest  has established a Scientific Advisory Board of  (the Advisory Board) comprised of individuals who Entest believes have a high level of expertise in their professional fields and  who have agreed to provide counsel and assistance to Entest in (a) determining the viability of proposed projects (b) obtaining financing for projects and (c) obtaining the resources required to initiate and complete a project in the most cost effective and rapid manner. The members of the Advisory Board have also agreed to act   as consultants on a project by project basis in addition to other services they may provide under any other contractual obligations to Entest .

Members of the Advisory Board include as follows:

Dr. Brian Koos, MD:

Dr. Koos is  Vice Chair and Professor, Obstetrics and Gynecology, at the David Geffen School of Medicine at UCLA as well as a member of the Brain Research Institute of UCLA.

Dr. Steven Josephs, Ph.D:

Dr.  Josephs is currently serving as Chief Scientific Officer of TherInject LLC, a company involved in the development of pharmaceuticals to be utilized for the treatment of cancer. Dr. Josephs has 34 years of experience in research and clinical product development and production for biologics, gene therapy and medical devices.

Dr. Josephs has previously served as Director of Research and Development for Therapheresis, Inc, Head of Virology and Senior Research Scientist for Baxter Healthcare Corporation, and Director of Molecular Biology at Universal Biotechnology, Inc where Dr. Josephs directed a group performing contract molecular biology services for government and private industry.

Dr. Josephs has also worked for the National Cancer Institute where his duties included studies of the human T-cell leukemia virus as well as sequence determination and functional analyses of HIV. Dr. Josephs is the co-discoverer of human herpesvirus-6, the etiologic agent of Roseola.

Dr. Josephs holds a B.A. in Chemistry, a Ph.D. in Chemistry and has been granted a Professional Certificate in Drug Development and an ADMET process certificate by the University of California, San Diego. Dr. Josephs has also earned a Master of Science in Science Teaching.

Sources and availability of raw materials and the names of principal suppliers;

The supplies and materials required to conduct Entest’s  operations are available through a wide variety of sources and may be  obtained through a wide variety of sources.

Patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts, including duration

Entest has not been granted any patent nor has Entest filed any patent applications. Entest is currently party to the ELA previously discussed in this document and filed as Exhibit 10.1

Need for any government approval of principal products or services, effect of existing or probable governmental regulations on the business

The products and services which Entest contemplates developing and commercializing   may fall within the  definition  of several different kinds of regulated products:

biologic products,

medical devices,

and human cells, tissues, and cellular and tissue-based products.

All of these products would be regulated primarily by the US Food and Drug Administration (“FDA”)

Biologic products:

In the event the product or service is classified a biologic product, it is likely that the FDA would require the submission of Biologics License Application (BLA) ..

The BLA is regulated under 21 CFR 600 – 680.  and is submitted by any legal person or entity who is engaged in manufacture or an applicant for a license who takes responsibility for compliance with product and establishment standard.

Medical Devices

The US Food and Drug Administration (“FDA”)  must classify medical devices into one of three regulatory classes: Class I, Class II, or class III. FDA classification of a device is determined by the amount of regulation necessary to provide a reasonable assurance of safety and effectiveness.

Class I devices present minimal potential for harm to the user and are often simpler in design than Class II or Class III devices. These devices are subject only to general controls.

Class II devices are those for which general controls alone are insufficient to assure safety and effectiveness, and additional existing methods are available to provide such assurances. Therefore, Class II devices are also subject to special controls in addition to the general controls of Class I devices. Special controls may include special labeling requirements, mandatory performance standards, and postmarket surveillance.

A Class III device is one for which insufficient information exists to assure safety and effectiveness solely through the general or special controls sufficient for Class I or Class II devices. Such a device needs premarket approval, a scientific review to ensure the device's safety and effectiveness, in addition to the general controls of Class I.

Class III devices are described by the FDA  as those for which "insufficient information exists to determine that general controls are sufficient to provide reasonable assurance of its safety and effectiveness or that application of special controls ... would provide such assurance and if, in addition, the device is life-supporting or life-sustaining, or for a use which is of substantial importance in preventing impairment of human health, or if the device presents a potential unreasonable risk of illness or injury."

Most Class I devices are exempt from Premarket Notification 510(k); most Class II devices require Premarket Notification 510(k); and most Class III devices require Premarket Approval.

Most Class I devices are exempt from Premarket Notification ; most Class II devices require Premarket Notification (PMN) consisting of notifying the  FDA of their intent to market a medical device at least 90 days in advance; and most Class III devices require Premarket Approval (“PMA”) . The PMA process is more involved than the PMN process  and includes the submission of clinical data to support claims made for the device. It is anticipated that many, if not most, of the products that may be developed by Entest will be classified as Class III devices and require a PMA.

Human cells, tissues, and cellular and tissue-based products human cells, tissues, and cellular and tissue-based products (defined by the FDA as "articles containing or consisting of human cells or tissues that are intended for implantation, transplantation, infusion, or transfer into a human recipient) are regulated primarily  pursuant to 21 CFR 1270 which  regulates, among other things, donor suitability, records retention ,  and the inspection of any facilities  by authorized inspector of the FDA.

These products and services, if they involve cells or tissues that are highly processed, are used for other than their normal function, are combined with non-tissue components, or are used for metabolic purposes, may also be regulated under the Public Health Safety Act, Section 351, which regulates the licensing of biologic products and requires the submission of an investigational new drug application to the FDA before studies involving humans are initiated.

The types of products or services that Entest  contemplates developing and marketing will also likely be subject to State regulation.

Amount spent during the last fiscal year research and development activities

During the period commencing with inception (August 22, 2008) to August 31, 2008 (fiscal yearend) the activities of Entest were primarily organizational in nature. Entest has expended no funds for research and development activities during the period from inception to  August 31, 2008

Costs and effects of compliance with environmental laws (federal, state and local);

Entest has  not incurred any unusual or significant costs to remain in compliance with any environmental laws and does not expect to incur  any unusual or significant costs to remain in compliance with any environmental laws in the foreseeable future.

Number of total employees and number of full-time employees.

As of July 10, 2009, Entest has one employee who is full time.

Management's Discussion and Analysis of Financial Condition and Results of Operations of Entest

Fiscal Yearend August 31, 2008

Results of operations.

For the period from inception ( August 22, 2008) to August 31, 2008  Entest  generated no revenue and incurred net losses of $408.  As Entest was not formed until August 22, 2008  there is no comparable prior period.  From inception to August 31, 2008 the activities of Entest were primarily organizational in nature.

Liquidity

Sources of liquidity for Entest for that period consisted of the sale of 1,500 common shares to BMSN for cash of $408 which was utilized to pay expenses connected with the incorporation of Entest.

Interim Period from September 1, 2008 to February 28, 2008

Results of operations.

For the period from September 1, 2008 to February 28, 2009  Entest  generated no revenue and incurred net losses of $78.  As Entest was not formed until August 22, 2008  there is no comparable prior period.

Liquidity

Sources of liquidity for Entest for that period consisted of the capital contributions of $78 from  BMSN for which was utilized to pay miscellaneous expenses ..

Capital Commitments

As of February 28, 2009  Entest is not  party to any binding agreements which would commit Entest to any material capital expenditures.

Properties

On June 15, 2009  Entest entered into an agreement with BMSN whereby Entest has agreed to sublease approximately 3,000 square feet of office space from BMSN for  36 months commencing on June 30, 2009 and ending on  June 30, 2012 for consideration consisting of monthly rental payments of $4,100 per month.

This property is utilized as office space. Entest believes that the foregoing property is adequate to meet its current needs. While it is anticipated that Entest will require access to laboratory facilities  in the future, Entest believes that access to such facilities are available from a variety of sources including, but not limited to, BMSN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

The following table sets forth information known to the Company with respect to the beneficial ownership of each class of the Company’s capital stock as of July 10, 2009 for (1) each person known by the Company to beneficially own more than 5% of each class of the Company’s voting securities, (2) each executive officer, (3) each of the Company’s directors and (4) all of the Company’s executive officers and directors as a group.

(1) Title Of Class	(2) Name And Address Of Beneficial Owner	(3) Amount And Nature Of Beneficial Owner	(4) Percent Of Class

Common Stock	Dr. David R. Koos, President, Chief Executive Officer, Secretary, Chief Financial Officer, Principle Accounting Officer, Director C/O JB Clothing Corporation 4700 Spring Street, St 203 La Mesa California, 91941 *	10,000,000	71%
Officers and Directors As a Group (1 Person)		10,000,000	71%

Common Stock	Bio-Matrix Scientific Group, Inc. 8885 Rehco Road San Diego, California 92121	10,000,000	71%

*	Includes common shares owned by Bio-Matrix Scientific Group, Inc. David Koos is CEO, President and Chairman of Bio-Matrix Scientific Group, Inc

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

David R. Koos has served as the Company’s  President, Chief Executive Officer, Secretary, Chief Financial Officer, Principle Accounting Officer, Director since June 19, 2009.

The information required by Item 401 of Regulation S-K has been included in Item 5.02. of that Form 8-K  dated June 22, 2009 filed by the Company with the United States Securities and Exchange Commission and is incorporated herein by reference.

EXECUTIVE COMPENSATION

Other than shares of common stock previously issued to Mr. Rick Plote (sole officer and director from inception of the company to June 19, 2009) no current or previous officer or director of the Company has received any compensation for his services nor is any officer or director currently party to any agreement whereby the Company or the Company’s wholly owned subsidiary, Entest, would be obligated to provide compensation to such person for his services. From inception to the date of this document no officer or director of  Entest has received compensation for his services.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)

Rick Plote	2008	-	-	-	*10,000,000	-	-	-
President, Secretary, Treasurer, and Director From September 2008 to June 19, 2009

*Returned to the company for cancellation on July 10, 2009 pursuant to that Stock Cancellation Agreement by and between the Company, BMSN and Rick Plote filed as Exhibit Ex.10.2 . of that Form 8-K  dated June 22, 2009 filed by the Company with the United States Securities and Exchange Commission and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

From the period beginning with the inception of the Company and ending on June 19, 2009, the Company has been utilizing the premises of Rick Plote, the company’s former sole officer, on a rent-free basis for administrative purposes

During the period beginning August 22, 2008 and ending February 28, 2009 BMSN has:

Been issued 1500 common shares of Entest for consideration consisting of $408

Contributed $78 to Entest as contributed capital

From the period beginning August 22, 2008 and ending June 15, 2009 BMSN has provided office space and certain administrative support services at no charge to Entest.

On June 15, 2009 Entest entered into an agreement (“Agreement”) with BMSN whereby BMSN will make available the services of Dr. Brian Koos. Pursuant to this Agreement Dr. Koos will  :

(i)            Advise Entest in determining specific studies and time-lines that are needed

(a) to establish the clinical usefulness of a Screening Test for Gestational Diabetes licensed by Entest from the Regents of the University of California  (the "Screening Test") and

(b) to create a new rapid analysis method for screening large populations (collectively, the "Technology").

(ii)          Advise  Entest in:

(a) the design and completion of the specific studies that demonstrate the clinical usefulness of the Screening Test  and

(b) establishing and validating a new method for rapid screening of large populations.

The Term of the Agreement is 5 years. The Company is obligated to compensate BMSN in the amount of $10,000.

On  July 10, 2009 , the Company acquired 100% of Entest for consideration consisting of 10,000,000 common shares of the Company and the cancellation of 10,000,000 common shares held by Rick Plote.

As a result of this transaction, BMSN became the largest shareholder of the Company owning 71% of the Company’s issued and outstanding common shares.

Director Independence

Audit Committee and Audit Committee Financial Expert

The Company’s sole  Director may not be considered independent as he is also an officer. The Company is not  a "listed company" under Securities and Exchange Commission (“SEC”) rules and is  therefore not required to have an audit committee comprised of independent directors. The Company does not currently have an audit committee, however, for certain purposes of the rules and regulations of the SEC and in accordance with the Sarbanes-Oxley Act of 2002, the Company’s  Board of Directors is deemed to be its  audit committee and as such functions as an audit committee and performs some of the same functions as an audit committee including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; and (3) engaging outside advisors. The Board of Directors has determined that its sole  member is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the Board of Directors believes that  its member has the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have.

Nominating and Compensation Committees

The Company does  not have standing nominating or compensation committees, or committees performing similar functions. The  board of directors believes that it is not necessary to have a compensation committee at this time because the functions of such committee are adequately performed by the board of directors. The board of directors also is of the view that it is appropriate for the Company not to have a standing nominating committee because the board of directors has performed and will perform adequately the functions of a nominating committee. The Company is not  a "listed company" under SEC rules and is  therefore not required to have a compensation committee or a nominating committee.

Shareholder Communications

There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. There are no specific, minimum qualifications that the board of directors believes must be met by a candidate recommended by the board of directors. Currently, the entire board of directors decides on nominees, on the recommendation of any member of the board of directors followed by the board’s review of the candidates’ resumes and interview of candidates. Based on the information gathered, the board of directors then makes a decision on whether to recommend the candidates as nominees for director. The Company does not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

Because  management and directors of the Company  are the same person, the Board of Directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication would be brought to the board of directors’ attention by virtue of the co-extensive capacities served by David Koos.

LEGAL PROCEEDINGS

None

MARKET PRICE OF AND DIVIDENDS ON THE COMPANY’S  COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s common shares trade over the OTC Bulletin Board under the symbol JBCC. There are currently two market makers making a market in the securities of the Company. As of July 10, 2009, no sales of common shares have occurred  over the OTC Bulletin Board.

As of July 10, 2009 there were 14,000,000  shares of our common stock outstanding held by approximately  25 stockholders of record.

The Company’s  common stock is a "penny stock," as defined in Rule 3a51-1 under the Exchange Act. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its sales person in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that the broker-dealer, not otherwise exempt from such rules, must make a special written determination that the penny stock is suitable for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure rules have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. So long as the common stock of the Company is subject to the penny stock rules, it may be more difficult to sell common stock of the Company.

The Company’s  authorized capital stock consists of 70,000,000 shares of common stock with a par value $.001, and 5,000,000 shares of preferred stock with a par value $.001 per share. As of July 10, 2009 there are 14,000,000 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

RECENT SALES OF UNREGISTERED SECURITIES

Between the period beginning September 24, 2008 (inception) and ending September 30, 2008 the Company:

issued 5,000,000 common shares (“Shares”) valued at $5,000  to Rick Plote  as consideration for  services rendered . The Shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management.  No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

issued 5,000,000 common shares (“Shares”) valued to Rick Plote  for consideration consisting of $5,000 cash . The Shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management.  No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On July 10, 2009 the abovementioned 10,000,000 shares were returned to the company for cancellation and cancelled.

On July 10, 2009 the Company issued 10,000,000 common shares (“Shares”) to BMSN for consideration consisting of 1,500 common shares of Entest. The Shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management.  No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

Description of Company’s Common Shares

The Company’s authorized common stock consists of 70,000,000 shares of common stock, with a par value of $0.001 per share.

The holders of our common stock:

1.	Have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors;

2.	Are entitled to share ratably in all of assets available for distribution to holders of common stock upon liquidation, dissolution, or winding up of corporate affairs;

3.	Do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and

4.	Are entitled to one vote per share on all matters on which stockholders may vote.

All shares of common stock now outstanding are fully paid for and non-assessable.

Holders of the Company’s  common stock do not have cumulative voting rights.

No holder of any shares of the Company’s stock has preemptive or preferential rights to acquire or subscribe for any shares not issued of any class of stock or any unauthorized securities convertible into or carrying any right, option, or warrant to subscribe for or acquire shares of any class of stock .

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Pursuant to the Company’s Certificate of Incorporation, every person who was or is a party to, or is threatened to be made a parry to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the Company, or who is serving at the request of the Company as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against ail expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right, which may be enforced in any manner desired by such person.  The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the Company as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation.  Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under the Certificate of Incorporation.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

On July 10, 2009 the Company issued  10,000,000 shares of the Company’s  common stock to BMSN as consideration for 1,500 common shares of Entest.  The Company did  not use the services of any underwriter, finder, or other person and no commissions, fees, or other remuneration was be paid or accrued to any third party in connection with the transaction. The shares were issued to the Seller solely in exchange for all of the outstanding common stock Entest. The Shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. All of the shares issued to BMSN were issued with a restricted securities legend consistent with the requirements of the Securities Act of 1933, as amended.

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT

As described above, as a direct result of:

(A) the issuance of ten million (10,000,000) shares of the Company’s  common stock to BMSN and
(B) the cancellation of ten million (10,000,000) shares of the Company’s  common stock previously issued to and held by Mr. Rick Plote.

BMSN currently owns approximately 71% of the Company’s  outstanding common stock and thereby may be deemed to control the Company.

SECTION 5.06  CHANGE IN SHELL COMPANY STATUS.

The  Company was a "shell  company" (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended and /or Rule 405 promulgated under the Securities  Act of 1933, as amended )  immediately prior to the acquisition of Entest.   It has been the determination of the Company that the current operations of Entest are not nominal therefore, as a result of the acquisition of Entest, the Company no longer may be deemed a shell company. Form 10 information required by this section has been included in (a) Item 2.01 of this document and (b) Item 9.01 of this Document.

ITEM 8.01  OTHER EVENTS

On June 29, 2009 the Company filed a Certificate of  Amendment to its Articles of Incorporation in order to change its name to Entest Biomedical, Inc. (“Amendment”).

The Amendment has an effective date of July 12, 2009.

ITEM 9.01 FINANCIAL STATEMENTS  AND EXHIBITS

(a) Financial statements of businesses acquired.

Audited financial statements of Entest for the fiscal year ending August 31, 2009 are included hereto as Exhibit 99.1. Interim Financial Statements of Entest for the period ended February 28, 2009 are included hereto. As Exhibit 99.2

(b) Pro forma financial information.

Unaudited Pro forma financial information is included hereto as Exhibit 99.3

(c) Exhibit Index

Exhibit 3(i)	Articles of Incorpration and Amendements to the Articles of Incorporation of Entest Biomedical, Inc.
Exhibit 3(i) (2)	Amendment to the Articles of incorporation of JB Clothing Corporation.
Exhibit 3(ii)	Bylaws of Entesr Biomedical, Inc.
Exhibit 10.1	License Agreement by and between Entest Biomedical, Inc. and the Regents of the University of California.
Exhibit 10.2	Assignment dated June 15, 2009 by and between Entest Biomedical, Inc. and Bio-Matrix Scientific Group, Inc. regarding the services of Dr. Brian Koos.
Exhibit 10.3	Sublease Agreement by and between Entest Biomedical, Inc. and Bio-Matrix Scientific Inc. dated June 15, 2009
Exhibit 10.4*	Agreement by and between Bio-Matrix Scientific Group, Inc. and JB Clothing Corporation.
Exhibit 10.5**	Stock Cancellation Agreement
Exhibit 99.1	Audited financial statements of Entest Biomedical, inc.for the fiscal year ending August 31, 2009
Exhibit 99.2	Interim Financial Statements of Entest Biomedical, Inc.for the period ended February 28,2009.
Exhibit 99.3	Unaudited Pro forma financial information

* Filed as Exhibit 10.01 of that Form 8-K  dated June 22, 2009 filed by the Company with the United States Securities and Exchange Commission and is incorporated herein by reference.

** as Exhibit 10.02 of that Form 8-K  dated June 22, 2009 filed by the Company with the United States Securities and Exchange Commission and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JB CLOTHING CORPORATION

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: July 10, 2009